UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SPAR Group, Inc. (“SGRP” or the “Corporation”, and together with its subsidiaries, the “Company”, “SPAR” or “SPAR Group”) has listed its shares of Common Stock for trading through the Nasdaq Stock Market LLC (“Nasdaq”) under the trading symbol “SGRP” and periodically files reports with the Securities and Exchange Commission (“SEC”). Reference is made to  SGRP’s 2023 Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024, and SGRP’s First Amendment to the 2023 Annual Report on Form 10-K/A for the year ended December 31, 2023, as filed with the SEC on April 30, 2024 (as so amended, the “Annual Report”);  and (b) SGRP’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (each an “SEC Report”).

Item 8.01. Other Events.

Stockholder Litigation and Supplemental Proxy Statement Disclosures

As previously disclosed, on August 30, 2024, the Corporation entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Highwire Capital, LLC, a Texas limited liability company (“Parent”), and Highwire Merger Co. I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into the Corporation (the “Merger”), with the Corporation surviving the Merger as a direct, wholly owned subsidiary of Parent.

On October 2, 2024, the Corporation filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) for the solicitation of proxies in connection with the special meeting of the Corporation’s stockholders to be held on October 25, 2024, for purposes of voting, among other things, on a proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger.

Following the filing of the definitive proxy statement on October 2, 2024, two substantially similar actions have been filed by purported SGRP stockholders against the Corporation and our board of directors, and the Corporation has received several demand letters. On October 9, 2024, a lawsuit styled Michael Harrison v. SPAR Group, Inc., et al., Index No. 655324/2024 was filed with the Supreme Court of the State of New York for the County of New York. Also on October 9, 2024, a lawsuit styled Ed Fitzpatrick v. SPAR Group, Inc., et al., Index No. 655338/2024 was filed with the Supreme Court of the State of New York for the County of New York. These two complaints assert claims against the Corporation and our board of directors under New York common law for misrepresentation, concealment and negligence. These complaints and demand letters allege, among other things, that the Proxy Statement omitted material information regarding the financial projections, the financial analyses performed by the Corporation’s financial advisor, potential conflicts of interest of our board of directors and management and the sales process leading up to the Merger. The complaints seek to enjoin the Merger unless and until the alleged omitted material information is disclosed, rescission of the Merger Agreement and/or rescissory damages, compensatory damages, attorneys’ fees and other litigation costs.

The Corporation and the other defendants believe that the allegations in the complaints and the demand letters are without merit, that the Proxy Statement fully complies with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all other applicable law, and that no further disclosure is required. However, solely to avoid the risk of delaying or otherwise adversely affecting the consummation of the Merger and to minimize the expense and distraction of defending such actions, the Corporation hereby voluntarily amends and supplements the Proxy Statement as set forth in this Current Report on Form 8-K. Nothing in the supplemental disclosures set forth should be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

The board of directors of the Corporation unanimously recommends that you vote: (i) “FOR” the proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger; (ii) “FOR” the proposal to adjourn the special meeting to a later date or dates if necessary; and (iii) “FOR” the non-binding, advisory proposal to approve certain compensation that will or may become payable to our named executive officers in connection with the Merger, each as described in the Proxy Statement.

The information contained in this Current Report on Form 8-K is incorporated by reference into the Proxy Statement. All page references in this Current Report on Form 8-K are to pages of the Proxy Statement, and all terms used in this Current Report on Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement. The following information should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement such information in the Proxy Statement.

Supplemental Disclosures to the Proxy Statement

The disclosure of pages 45-47 of the Proxy Statement under the heading “The Merger – Fairness Opinion of Lincoln International LLC – Summary of Lincoln’s Financial Analysis – Selected Public Companies Analysis” is hereby supplemented by adding the columns “Closing Date,” “Total Enterprise Value” and “Fully Diluted Shares Outstanding” and the related underlined disclosure to the table titled “Selected M&A Transactions Analysis” on page 47 of the Proxy Statement.

Selected M&A Transactions Analysis

Enterprise Value as a Multiple of
Announcement	Closing Date	Target	Acquiror	Total Enterprise Value	LTM Revenue	LTM EBITDA	Fully Diluted Shares Outstanding
January 2023	March 10, 2023	Impact HD Inc.	BCJ-70 Co., Ltd.	$212.90M	1.90x	14.0x	7.39M
July 2020	October 1, 2020	InnerWorkings, Inc.	HH Global Limited	$296.06M	0.23x	5.4x	52.8M
July 2019	December 5, 2019	The Kantar Group Limited	Bain Capital Private Equity, LP	$4,000.00M	1.22x	8.2x	N/A
April 2019	July 1, 2019	Epsilon Data Management, LLC	Publicis Groupe Holdings B.V.; MMS USA Investments, Inc.	$4,400.00M	2.32x	8.2x	N/A

The disclosure on pages 47 of the Proxy Statement under the heading “The Merger – Fairness Opinion of Lincoln International LLC – Miscellaneous” is hereby supplemented by adding the underlined disclosure and deleting the language struck through.

Lincoln and its affiliates provide a range of investment banking and financial services and, in that regard, Lincoln and its affiliates may have provided, may currently be providing, and may in the future provide investment banking and other financial services to the Corporation or its affiliates, and may in the future provide investment banking and other financial services to Parent or its affiliates for which Lincoln and its affiliates would expect to receive compensation. Lincoln was engaged by the Corporation on June 9, 2022 to render an opinion to the Board as to whether the Merger Consideration to be received by SGRP stockholders in the Merger was fair, from a financial point of view, to such stockholders (other than holders of Cancelled Shares and Dissenting Shares). Lincoln received fees for its services in connection with the delivery of its opinion to the Board of approximately $300,000, payable upon Lincoln informing the Board that it was prepared to deliver its opinion as requested. No portion of Lincoln’s fee in connection with the delivery of its opinion is contingent upon either the conclusion reached in its opinion or the consummation of the Merger. Pursuant to the engagement letter between Lincoln and the Corporation, the Corporation agreed to customary expense reimbursement and indemnification provisions. In the two years immediately prior to delivering its opinion, Lincoln was separately engaged pursuant to an engagement letter on June 9, 2022 to act as the exclusive financial advisor to the Corporation in connection with certain potential transactions (the “M&A Engagement Letter”), for which Lincoln will receive ~~approximately~~ $2 million in fees upon the successful completion of the Merger (the “Success Fee”).~~, a portion of which has been paid, and a significant portion of which is contingent upon the successful completion of the Merger.~~ The Corporation also paid Lincoln a retainer fee of $50,000, which shall be credited against the Success Fee upon closing of the Merger. Such fee under the M&A Engagement Letter is separate from, and in addition to, the fee being paid to Lincoln for the delivery of its opinion. With the exception of Lincoln’s engagement in connection with the M&A Engagement Letter, no other fees have been paid to Lincoln and its affiliates by the Corporation, Parent or their respective affiliates during the past two years.

The disclosures on pages 49-52 of the Proxy Statement under the heading “The Merger – Interests of the Directors and Executive Officers of SGRP in the Merger” is hereby supplemented by adding the underlined disclosure to the fourth full paragraph on page 49 of the Proxy Statement.

When considering the recommendation of the Board that you vote “FOR” the Merger Proposal, you should be aware that certain of our directors and executive officers have interests in the Merger that may be different from, or in addition to, your interests as a stockholder generally. The Board and the Special Committee were aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby, including the Merger, and in recommending that the Merger Proposal be adopted and approved by the stockholders of SGRP. As of the date of this proxy statement, there have been no substantive discussions or negotiations with respect to post-closing employment for any of our directors and executive officers, and none of our directors or executive officers have entered into any agreements with Parent or any of its affiliates regarding employment with Parent or any of its affiliates. See “The Merger - Background of the Merger” and “The Merger - Recommendation of Our Board of Directors and Reasons for the Merger”. You should take these interests into account in deciding whether to vote “FOR” the approval of the Merger Proposal.

Forward Looking Statements

This report contains “forward-looking statements” within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation. Forward-looking statements include information concerning the Proposed Acquisition. “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and other applicable federal and state securities laws, rules and regulations, as amended.

All statements (other than those that are purely historical) are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “believe,” “estimate,” “anticipate,” “continue,” “plan,” “project,” or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors (“Risks”). Those Risks include (without limitation): the impact of the news of the Proposed Acquisition or developments in it; the uncertainty of approval by the Corporation’s stockholders and satisfaction of other closing conditions respecting the Proposed Acquisition; the impact of the Corporation’s continued strategic review process, or any resulting action or inaction, should the Proposed Acquisition not occur; the impact of selling certain of the Corporation’s subsidiaries or any resulting impact on revenues, earnings or cash; the impact of adding new directors or new finance team members; the potential negative effects of any stock repurchase and/or payment; the potential continuing negative effects of the COVID pandemic on the Company’s business; the Corporation’s potential non-compliance with applicable Nasdaq director independence, bid price or other rules; the Company’s cash flow or financial condition; and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Corporation’s corporate objectives.

You should carefully review and consider the Company’s forward-looking statements (including Risks and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, foreign exchange, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, revenues, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “Expectations”), and our forward-looking statements (including all Risks) and other information reflect the Company’s current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company’s control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation’s common stock.

These forward-looking statements reflect the Corporation’s Expectations, views, Risks and assumptions only as of the date of this report, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Additional Information About the Proposed Acquisition and Where to Find It

This report relates to the proposed acquisition of the Corporation by Parent (the “Proposed Acquisition”). In connection with the Proposed Acquisition, the Corporation has filed relevant materials with the SEC, including the Proxy Statement, which was filed on October 2, 2024. The Corporation has filed or may file other documents regarding the Proposed Acquisition with the SEC. This report is not a substitute for the Proxy Statement or for any other document that the Corporation has filed or may file with the SEC in connection with the Proposed Acquisition. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CORPORATION, PARENT, THE PROPOSED ACQUISITION AND RELATED MATTERS THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED ACQUISITION. The Proxy Statement has been sent to the Corporation's stockholders. Stockholders will be able to obtain the Proxy Statement and other documents filed by the Corporation with the SEC (when available) free of charge from the SEC's website at www.sec.gov. In addition, investors and stockholders should note that the Corporation communicates with investors and the public using its website (www.sparinc.com), the investor relations website (http://www.investorssparinc.com) where anyone will be able to obtain free copies of the Proxy Statement and other documents filed by the Corporation with the SEC, and stockholders are urged to read the Proxy Statement and the other relevant materials (when they become available) before making any voting or investment decision with respect to the proposed acquisition.

Stockholders may obtain a free copy of the Proxy Statement and other relevant materials (when they are available) filed by the Corporation with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at https://investors.sparinc.com/ or by sending a written request to the Corporation's Secretary at the Corporation’s principal executive offices at 1910 Opdyke Court, Auburn Hills, Michigan 48326.

Participants in the Solicitation

The Corporation, its directors and certain of its executive officers and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Proposed Acquisition. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Corporation’s stockholders in connection with the Proposed Acquisition and any direct or indirect interests they have in the Proposed Acquisition is set forth in the Proxy Statement. Information relating to the foregoing can also be found in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, its First Amendment to the 10-K on Form 10K/A filed with the SEC on April 30, 2024 and the Corporation’s definitive proxy statement for its 2023 Annual Meeting of Stockholders filed with the SEC on October 13, 2023 (the “Annual Meeting Proxy Statement”).

To the extent that holdings of the Company’s securities by reporting persons have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or are required to be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: October 15, 2024
By:	/s/ Michael R. Matacunas
Michael R. Matacunas, President & CEO